SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2004

TenFold Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25661	83-0302610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

698 West 10000 South

South Jordan, Utah 84095

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (801) 495-1010

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued July 15, 2004.

99.2	Remarks during July 15, 2004 conference call.

Item 9. Regulation FD Disclosure; and

Item 12. Disclosure of Results of Operations and Financial Condition

The attached Press Release and Remarks discussing TenFold Corporation’s expected Q2 2004 financial results are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and such exhibit and information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENFOLD CORPORATION

By:	/s/ Nancy M. Harvey
Name:	Nancy M. Harvey
Title:	President, Chief Executive Officer and
Chief Financial Officer

Dated: July 16, 2004

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release issued July 15, 2004.

99.2	Remarks during July 15, 2004 conference call.